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                                                                   Exhibit 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No.'s 333-48367, 333-48369, 333-58259 and 333-97463 of The Elder-Beerman Stores Corp.
on Form S-8 of our report dated March 20, 2003, appearing in this Annual Report on Form 10-K of The Elder-Beerman Stores Corp. for the year ended February 1, 2003.

DELOITTE & TOUCHE LLP

Dayton, Ohio
April 17, 2003